EXHIBIT 10.103
                                                                  --------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                    Dated: ______________, 2007


                                     WARRANT

                        To Purchase __________ shares of
                          Common Stock, $.01 par value

                                       of

                      Performance Health Technologies, Inc.

                            Expiring _________, 2012

     THIS IS TO CERTIFY THAT, for value received, DAWSON JAMES SECURITIES, INC., or its registered assigns (hereinafter referred to as the ("Holder"), is entitled to subscribe and purchase from PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), commencing on the date hereof, ____________ shares of Common Stock, $.01 par value, of the Company (the "Shares"), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described; provided, however, that in no event shall the Holder be entitled to exercise this Warrant for a number of Shares in excess of that number of Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Company Common Stock beneficially owned by the Holder and its affiliates to exceed 9.99% of the outstanding shares of the Company Common Stock following such exercise, except within sixty (60) days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable

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upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

     This Warrant is issued pursuant to the Placement Agent Agreement dated July 2, 2007 between the Company and Dawson James Securities, Inc. Capitalized terms used in this Warrant and not otherwise defined shall have the meanings set forth in Article IV hereof.

                                    ARTICLE I
                              EXERCISE OF WARRANTS

     Section 1.01 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) the aggregate Exercise Price for the Shares purchased (unless the Holder chooses the "cashless exercise" option provided in the third paragraph of this Section 1.01).

     The Company shall, as promptly as practicable and in any event within seventy-two hours thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice. The Share certificate or certificates so delivered shall be in such denominations as determined by the Company, or as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares called for by this Warrant, which new Warrant shall in

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all other respects be identical with this Warrant, or, at the request of the
Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, payable in connection with the preparation, issuance and delivery of Share certificates and new Warrants as contemplated by Section 2.07 below (other than transfer, income or similar taxes in connection with the transfer of securities), except that, if Share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

     In lieu of a monetary payment of the aggregate Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, Shares equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of fully paid and non-assessable Shares as is computed using the following formula:

                                      Y(A-B)
                                X  =  ------
                                        A

Where     X=   the number of Shares to be issued to the Holder pursuant to this
               Section 1.01 upon such cashless exercise election.

          Y= the number of Shares covered by this Warrant in respect of which the cashless exercise election is made.

          A= the Fair Market Value (as defined in Article IV hereof) of one Share, as at the time the cashless exercise election is made.

          B= the Exercise Price in effect under this Warrant at the time the cashless exercise election is made.

     Section 1.02 Shares To Be Fully Paid and Non-assessable. All Shares issued upon the exercise of this Warrant (the "Warrant Shares") pursuant to Section
1.01 above shall be validly issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized shares of Common Stock a sufficient number of Shares for the purpose of issuance of the Warrant Shares upon the exercise of this Warrant.

     Section 1.03 No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional Share the Company shall pay to the Holder or Holders, as the case may be, in cash, an amount equal to the same fraction of the Fair Market Value per share of outstanding Shares on the Business Day immediately prior to the date of such exercise.

     Section 1.04 Share Legend. Each certificate for Shares issued upon exercise of this Warrant shall bear the legend set forth below, unless Holder's Counsel (as defined below) shall

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render an opinion in form and substance reasonably satisfactory to the Company that such legend is not required or at the time of exercise such Shares are registered under the Securities Act:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion (in form and substance reasonably satisfactory to the Company) of counsel selected by the Holder of such certificate and who is reasonably acceptable to the Company ("Holder's Counsel"), the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

                                   ARTICLE II
                            WARRANT AGENCY; TRANSFER,
                      EXCHANGE AND REPLACEMENT OF WARRANTS

     Section 2.01 Warrant Agency. Until such time, if any, as an independent agency shall be appointed by the Company to perform services with respect to the Warrants described herein (the "Warrant Agency"), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to all Holders.

     Section 2.02 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

     Section 2.03 Transfer of Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney. Subject to applicable law and regulation and Section 2.04

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hereof, upon surrender of this Warrant as provided for herein, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder which has become the registered Holder of such Warrant without having a new Warrant issued.

     Section 2.04 Restrictions on Transfer. The Holder, by its acceptance hereof, represents that this Warrant is being acquired for its own account, as an investment and not with a view towards the further resale or the distribution thereof in violation of the Securities Act, and agrees that this Warrant may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part, except as provided in the legend on the first page hereof and provided that the Holder shall have furnished to the Company an opinion of Holder's Counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

     Section 2.05 Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.04 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     Section 2.06 Loss, Theft, Destruction of Warrant Certificates. Upon receipt by the Company of a written notice (or other evidence reasonably satisfactory to the Company) of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

     Section 2.07 Expenses of Delivery of Warrants. The Company shall pay all expenses (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Shares hereunder.

                                   ARTICLE III
                      COMPANY COVENANTS AND REPRESENTATIONS

     Section 3.01 Company Covenants. In case at any time the Company shall (a) declare any dividend or distribution on its Shares, whether payable in cash, stock or other property, (b) offer to all holders of Shares any additional shares of Common Stock, or any option, right or warrant to subscribe therefore, or (c) declare a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or propose a sale of substantially all of its property, assets and business as an entirety, then the Company shall give written notice to the Holder of the date on which the books of the Company shall close or a record shall be taken for

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such action. Such notice shall also specify the date as of which the holders of
Shares of record shall participate in such dividend or distribution. Such written notice shall be given at least 30 days and not more than 90 days prior to the action in question, and not less than 15 days prior to the relevant record date or the date fixed for determining stockholders entitled to participate therein, as the case may be.

     Section 3.02 Authority, Execution and Delivery. The Company hereby represents and warrants that the Company has full corporate power and authority to enter into this Warrant and to issue Shares in accordance with the terms hereof. The execution, delivery and performance of this Warrant by the Company have been duly and effectively authorized by the Company. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     Section 3.03 Information Requirements. To the extent applicable, the Company shall promptly furnish the Holder with copies of all reports, proxy statements and similar materials that it mails to holders of its Common Stock.

                                   ARTICLE IV
                               CERTAIN DEFINITIONS

     The following terms, as used in this Warrant, have the following respective meanings:

     "Business Days" means each day in which banking institutions in New York are not required or authorized by law or executive order to close.

     "Exercise Price" means $________ per share, subject to adjustment pursuant to Article V.

     "Fair Market Value" means the value of a share of Common Stock on a particular date, determined as follows: (i) if the Common Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the closing "bid" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Board; or (ii) if the Common Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Common Stock on such date as recorded on the composite tape system, or, if such system does not cover the Common Stock, the last reported sale price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if no sale of Common Stock took place on such date, the last reported sale price of a share of Common Stock on the most recent day on which a sale of a share of Common Stock took place as recorded by such system or on such exchange, as the case may be; or
(iii) if the Common Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Company.

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                                    ARTICLE V
                                   ADJUSTMENTS

     Section 5.01 Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 5.01 shall become effective at the close of business on the date the subdivision or combination becomes effective.

     Section 5.02 Notices. Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.01 Notices. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by recognized courier, telecopy or certified mail, return receipt requested, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such address. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder. In the case of the Company, such notices and communications shall be addressed as follows (until notice of a change is given as provided herein): Performance Health Technologies, Inc., 427 River View Plaza, Trenton, New Jersey 08611, Attention:
Robert Prunetti, Fax: (609) 656-0869.

     Section 6.02 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders holding a majority of Warrants at the time outstanding (or any permitted transferee of all of the Warrant). In the

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event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders of Warrants and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     Section 6.03 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law doctrine.

     Section 6.04 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 6.05 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 6.06 Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     Section 6.07 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

     Section 6.08 No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                     PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                     By: ______________________________
                                         Robert D. Prunetti
                                         President and Chief Executive Officer

























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                               SUBSCRIPTION NOTICE
                    (To be executed upon exercise of Warrant)

To:  Performance Health Technologies, Inc. (the "Company")

The undersigned hereby irrevocably elects:

     (i) to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, __________ Shares, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer; or

     (ii) the "cashless exercise" of its rights under the Section 1.01 of the attached Warrant with respect to ___________ Shares otherwise available for purchase to it under the Warrant and receive such number of Shares as provided in the formula set forth in such Section 1.01.

     Please issue a certificate or certificates for such Shares in the following name or names and denominations: ______________________________________________

In connection with the exercise of the Warrant, the undersigned hereby represents and warrants that:

     (i) it recognizes that the Shares issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not be sold, pledged or otherwise transferred except pursuant to the exceptions set forth on the legend on such Shares which is also set forth in Section 1.04 of the attached Warrant;

     (ii) it has received all material information with respect to the Company which it deems necessary with its decision to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

     (iii) it is purchasing the Shares for its own account, for the purpose of investment only, and not with a view towards the further resale or distribution thereof; and

     (iv) it is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

If said number of Shares shall not be all the Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such Shares less any fraction of a Share paid in cash.

     By: _______________________
     Name: _____________________
     Its: ______________________
     Dated: ____________________

NOTE: The above signatory should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

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                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

For value received and in accordance with Section 2.03 of the attached Warrant, ____________________ hereby sells, assigns and transfers unto
___________________________ the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said Warrant on the books of Performance Health Technologies, Inc. with full power of substitution in the premises.


                                         By: ___________________________
                                         Name: _________________________
                                         Its: __________________________
Dated:____________________

                                         NOTE: The above signatory should
                                         correspond exactly with the name on the
                                         face of the attached Warrant.

Consented to and approved in accordance with
Section 2.03 of the attached Warrant

                     PERFORMANCE HEALTH TECHNOLOGIES, INC.


By:  ____________________________
     Name: ______________________
     Its: _______________________







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